

L & L

L & L INTERNATIONAL HOLDINGS, INC.

Seattle . Hong Kong . Shenzhen . Kunming



Management Presentation

August, 2009

Safe Harbor

Safe Harbour Statement
Under the Private Securities Litigation Reform Act of 1995

Safe Harbor Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements, which are not historical facts, but are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects and proposed new products, services, developments or business strategies. These forward-looking statements are identified by their use of terms and phrases such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will", "continue" and other similar terms and phrases, including references to assumptions. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to changes and to inherent known and unknown risks and uncertainties. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

L & L

Company Overview

- L & L International Holdings, Inc. ("L&L"), is a 14 year old operating company, that was founded in 1995.
- The Company focuses on energy related businesses, specializing in coal, with 1200 non union employees worldwide, with no legacy costs.
- Utilizing language skills, US accounting knowledge and management skills.
- Currently we are operating 2 mines, 2 coal washing plants & 1 coal wholesale and distribution facility in China.
- The Company plans to apply to a major stock exchange in September.
- The Company is raising capital to fuel rapid expansion and acquisitions.

Equity Snapshot

Ticker:	LLFH *
Exchange:	OTC Bulletin Board
Shares Outstanding:	22 million
Insider/Management:	37%
Float:	13.5 million (63%)
Trading price:	$0.31-$5.32

* Plans to upgrade to a major stock exchange

Financials (in millions USD)

	Audited 4/2007	Audited 4/2008	Audited 4/2009*
Revenue:	$19.0	$32	$40.9*
Net Income:	$1.3	$1.5	$9.9
EPS:	$0.07	$0.07	0.46

Fiscal year end: 4/30

* Excluding LEK air compressor sales of $9 million

L & L

Flow Chat



Coal Mines (DaPuAn, SuTsong, & PingYi*)
Coal Washing (HonShen & DaPuAn)
Coking (HonShen Coking*)
Coal Wholesales (KMC Wholesale)
Steel Manufacturing (Consumers)

*Acquisition target.

L & L

14 Years Growth Highlights

- **The Company was founded in 1995:** Initially, L&L was focused on corporate consulting.
- **The Company moved from a consultant to an operator:** In 2001, L&L commences business in China. In 2004, the company acquired 51% equity interest in an equipment company.
- **The Company moved to a profitable business energy and coal:** In 2006, L&L acquired a coal consolidator and wholesaler. In 2008, the Company acquired 2 operating coal mines. In May of 2009, L&L completed construction of a 300,000 ton coal wash plant, and is currently waiting for the final operating license.
- **The Company's focus on energy :** L&L spun off LEK equipment company in January, 2009. Currently in discussion with numerous acquisition candidates in multiple energy related areas.
- **Poised for expansion:** The Company leverages on China GDP growth, business relationship, and to continue to expand high-margin energy business.

L & L

Energy Market Overview (I)

- China is the world's largest coal consumer
  - China Produced 2.37 billion tons (bnt) in 2006, increased by over 1bnt (79%) since 2000
  - China's coal Consumption equals one third of the planet's coal use
- China's economy is growing in excess of 7% a year, demand for coal and other energy sources is outstripping supply; trend to continue for foreseeable future
  - 71% of China's energy production is from coal
  - Coal demand has increased 13% annually over the past 3 years with the supply increasing only 7% annually for both coking coal, and heating coal

World's Largest Coal Consuming Countries


China
38.6%
US
18.4%
India
7.7%
Other
35.3%

Source: BP 2007 Statistical Review of World Energy

Coal Reserves by Country


in billion tons
246.6
157.0
114.5
92.4
78.5
48.8
34.2
31.3
14.0
10.1
USA
Russia
China
India
Australia
South Africa
Ukraine
Kaza-khstan
Poland
Brazil

Source: BP 2007 Statistical Review of World Energy

L & L

Energy Market Overview (II)

- Strong demand for steel is the primary driver for coking coal
  - China's Construction demands for raw steel is driving coal prices higher
  - Production of pig iron and raw steel creates rapid increases the price of coking coal
  - China produced a total of 400 million tons of steel in 2006, a number that has grown annually by over 20% since 2003
  - Steel production expected to reach approx. 550 million tons by 2010
- The Chinese Government has established a policy to shut down small mines, that do not have the capital to comply with modern western safety standards and advanced coal mining technologies. Creating the opportunity for L&L to expand.

Historic Coal Prices in China (average annual price per ton)



Chinese Renmimbi Per Ton
CNY 800
CNY 700
CNY 600
CNY 500
CNY 400
CNY 300
CNY 200
CNY 100
CNY 0
U.S. Dollars Per ton
$120
$100
$80
$60
$40
$20
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Source: Crystal Equity Research Report

Operations in China


Coal Wholesale
Coal Mines
Coking Facility
Coal Washing
XIZANG (TIBET)
SICHUAN
GUIZHOU
Kunming
YUNNAN
GUANGXI
VIETNAM
MYANMAR
LAOS
Coal
RUSSIA
MONGOLIA
CHINA
NORTH KOREA
SOUTH KOREA
East China Sea
INDIA
Yunnan
BURMA
VIETNAM
LAOS
Bay of Bengal
Taiwan
Hainan
South China Sea

- **L&L Coal, Partners.**
  Coal operations in Yunnan province - 2 operating mines; 2 coal wash plants; 2 additional mines in development
- **Kunming Coal (KMC)**
  Consolidator and wholesaler in Kunming, Yunnan province
- **Coking facility** (under MOU)

L & L

Company Structure

L&L International Holdings, Inc.
Trade Symbol "LLFH"

Energy Division

KMC Wholesale

- Based in Kunming
- Coal wholesale operations

L&L Coal Mining

- Based in Yunnan province
- 4 mines -

  2 producing,

  2 in development

Hon Shen Coal Washing

- Based in Yunnan province
- 2 Wash plants combined capacity of 300,000 tons
- Option to acquire coking plant

Ping Yi Coal Mine** Hon Shen Coking**

- MOU signed for Ping Yi mine
- 150,000 tons of production
- 31 million tons of proven reserves

** Acquisition Target

L & L

KMC Coal Basics

- Coal consolidation and wholesale
  - Establishes a critical coal network for L&L
  - 5 coal partners to supply additional coal
  - Assets include 2 large coal storage facilities with railroad loading to support operations
- KMC coal sales figures
  - Consolidating $23 million in fiscal 2008
  - Represented 200% year-over-year growth from 2007



L & L L&L Coal Operating Mines

- 2 fully operational mines, producing coking coal & Steam coal :
  - DaPuAn : generating 150,000 ton/year, approved for 210,000 tons/year, targets for 300,000 tons.
  - May of 2009, The Company completed a 300,000 ton coal washing facilities.
  - SuTsong: generating 90,000 tons/year, upgrading to 300,000 tons/year
- L&L Potential coal mines
  - Tian Ri: under exploration. L&L became joint owners of the Tian-Ri Coal Mine in 2007
  - Tian Long: New (surface) mine, along Yunnan & Laos border; allows for efficient export to countries south of China such as Laos and Vietnam



Key Financials

- Current 2 mines & KMC wholesale handles approx. 48,000 tons coal/month ($41 million/year)
- DaPuAn Mine - Coal reserve 7.8 million tons
- SuTsong Mine - Coal reserve 5.7 million tons
- With expansion annual sales from DaPuAn & SuTsong can reach $86 million/year

L & L

Expansion Opportunities: Coking

- **Acquisition of a coking facility allows L&L to:**
  - Add another horizontal, more profitable component in the coal value chain
  - Better leverage its own mining and consolidation operations
  - Improve air quality
- **Acquisition: Hon Shen Coal Washing Plants**
  - July of 2009 an agreement was signed to acquire a 65% interest in Hon Shen Coal washing plants.
  - SSH is an established facility, processing in excess of 200,000 tons/month.
  - An option to acquire Hon Shen Coke production operation

With the Acquisition of 2 targets, L&L will increase its revenue to over $100 million.

L & L

Pro-Forma Income Statements

Pro-Forma Income Statements

(US Dollars in millions, except otherwise noted)

	Historical					
	4/2006	4/2007	4/2008	4/2009	4/2010**	4/2011**
Revenue Mining	-	-	-	27.4	52.8	66.3
Revenue Coal Wholesale	-	7.4	23.4	13.5	15.0	19.5
Revenue Coking	-	-	-	-	11.0	26.0
Revenue Coal Washing	-	-	-	-	29.3	44.9
Revenue LEK *	13.1	11.6	8.7	-	-	-
Total Revenue	$ 13.1	$ 19.0	$ 32.1	$ 40.9	$ 108.1	$ 156.7
COGS	9.3	15.2	28.2	18.0	56.3	83.4
Gorss Profit	$ 3.8	$ 3.8	$ 3.9	$ 22.9	$ 51.8	$ 73.3
Operating Costs	3.3	3.5	2.1	4.0	8.9	12.2
Operating Income	$ 0.5	$ 0.3	$ 1.8	$ 18.9	$ 42.9	$ 61.1
Interest Expenses (Income)	0.0	0.2	0.3	0.3	1.4	1.8
Other Income (Expenses) *	1.2	3.3	0.3	(0.2)	3.0	3.6
Income before tax	$ 1.7	$ 3.4	$ 1.8	$ 18.4	$ 44.5	$ 62.9
Income Tax	0.1	1.0	0.4	1.2	8.9	12.6
Minority Interest, net of tax	0.9	1.1	0.4	7.3	7.5	8.5
Net Income	$ 0.7	$ 1.3	$ 1.0	$ 9.9	$ 28.1	$ 41.8
Operating Margins:						
Gross-Margin	29.0%	20.0%	12.1%	56.0%	47.9%	46.8%
EPS	$0.04	$0.07	$0.05	$0.46	$0.94	$1.10
Total Outstanding Shares	18.6	19.2	21.1	21.6	30.0	38.0

* Disposed in 3rd quarter of 2009

** Subject to certain funding requirements

L & L

Market Comparables

Company Name	Ticker	Share Price ($) (7/22/09)	Shares Outstanding ($mm)	52 Week High ($)	52 Week Low ($)	Market Cap ($mm) (7/22/09)	Revenue ($mm)	EBITDA ($mm)	Diluted EPS ($)	P/Rev
Alliance Resource Partners LP	ARLP	37.12	36.66	49.66	17.39	1341.43	1156.55	290.74	3.05	1.18
James River Coal Co.	JRCC	18.67	27.61	45.86	5.05	493.06	568.51	53.53	(1.98)	0.91
International Coal Group, Inc.	ICO	3.10	154.15	11.00	1.09	471.70	1096.74	124.75	(0.06)	0.44
Hallador Petroleum Co.	HPCO	5.50	22.45	7.50	2.00	123.45	70.70	33.56	0.78	1.75
Songzai International Holding Group Inc.,	SGZH	6.40	14.93	10.10	0.02	104.53	57.13	37.46	1.81	1.67
Westmoreland Coal Co.	WLB	7.25	9.66	24.50	4.61	66.77	509.45	28.94	(4.67)	0.14
Hillsborough Resources Ltd.	HLB	0.45	79.69	1.20	0.16	35.86	23.69	11.46	(0.12)	1.50
National Coal Corp.	NCOC	1.00	34.19	8.87	0.56	34.19	132.65	(0.75)	(1.01)	0.26
PHC Inc.	PHC	1.72	20.06	2.60	0.42	33.90	50.32	0.32	(0.11)	0.69
L & L International Holdings, Inc.	**LLFH**	**2.97**	**20.52**	**3.69**	**0.31**	**60.94**	**32.09**	**14.59**	**0.35**	**1.90**

Revenue



180
160
140
120
100
80
60
40
20
0
$ in millions
CAGR: 67%
$7.1
$13.1
$19.0
$32.0
$40.9
$108.1
$156.7
2005
2006
2007
2008
2009
2010 Est.
2011 Est.

L & L

Management Team

Dickson V. Lee, MBA, Founder, CEO

- CPA, former Director of Verizon, and ex-Judge of Hong Kong (trial) Court
- Two decades of business experience in China

Tony H Y Li, CEO, KMC Energy Operations

- Founder and has been CEO of KMC coal operations at Kunming
- Trained geologist, specializing in burning and coking coals and coal mining

Robert Lee, VP - Operation (In November)

- Strong operational & engineering background
- Working at Michigan State government. US citizen

Francis Zhang, Engineer, VP - Coal Operation

- California Institute of Technology (CIT) educated engineer
- Leader in Chinese coal community

Rosemary Wang, CPA, CFO-Acting

- Auditing Manager of an established San Francisco accounting firm
- MBA, master's degree in US Taxation, US CPA, with 20 years of accounting and tax experience

L & L

Board of Directors

Dickson V. Lee, Chairman & CEO



- CPA, former Director of Verizon, and ex-Judge of Hong Kong (trial) Court
- Two decades of business experience in China. US citizen

Shirley Kiang, Independent Director - Chairperson of Audit Committee



- Two decades as a senior executive for various high-tech firms in Silicon Valley & Asia
- Speaks 3 languages & has close contacts in China. US citizen

Joseph J. Borich, Independent Director - Chairperson of Nomination Committee



- Executive Director of the Washington State China Relations Council
- Foreign Officer at the U.S. State Department, was the US Consul General to Shanghai, China. US citizen

Ian Robinson, CPA, Independent Director - Chairman of Compensation Committee



- Former partner at Ernst & Young & over forty years experience in auditing and public reporting
- Fellow of the CPA Society of Australia & Hong Kong. Australian Citizen

Robert Lee, Independent Director (till November) - Member of Audit Committee



- Strong operational & engineering background
- Working at Michigan State government. US citizen

L & L

L&L - Contact Information

Contact:

Mr. Dickson Lee, CPA, CEO
Phone: (206) 264-8065
Website: http://www.lnlinternational.com
OTC-BB Trading Symbol- "LLFH"

Disclaimer

This document contains certain statements that may include 'forward-looking statements' within the meaning of federal securities laws. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.